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                                  UNIVEC, INC.
                         AMENDED 1996 STOCK OPTION PLAN


SECTION 1. PURPOSE:
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                  The purpose of the Univec Inc.. 1996 Stock Option Plan (the
                  "Plan") is to enable Univec, Inc. (the "Company") to attract and retain employees, directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees, directors and independent consultants to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. The vesting of one or more Stock Options (as defined in Section 5.1 below) granted hereunder may be based on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, parent and/or division of one or more of the above.

SECTION 2. ADMINISTRATION.
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         2.1      The Plan shall be administered by the Company=s Board of
                  Directors (the "Board"), as such Board may be composed from time to time, and/or by a Stock Option or compensation committee (the "Compensation Committee") appointed by the Board. As and to the extent authorized by the Board, the Compensation Committee may exercise the powers and authority vested in the Board under the Plan. The Board of Directors. or such Compensation Committee, whichever is serving as administrator of the Plan, is hereinafter referred to as the "Committee".

         2.2 The Committee shall have the authority to grant Stock Options to eligible grantees under the Plan and to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any Stock Options granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority, consistent with the terms of the Plan, as in effect from time to time:

                  (a) to determine whether and to what extent any Stock Options will be granted hereunder:

                  (b) to select the grantees to whom Stock Options will be granted;

                  (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each Stock Option granted hereunder;
                  (d) to determine the terms and conditions of any Stock Option granted hereunder, including, but not limited to, any vesting or other restrictions

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                           based on performance and such other factors as the
                           Committee may determine, and to determine whether the terms and conditions of the Stock Option are satisfied;

                  (e) to determine the treatment of Stock Options upon a grantee's retirement, disability, death, termination for cause or other termination;

                  (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date;

                  (g) to provide that the shares of Stock received as a result of exercise of a Stock Option shall be subject to the terms of a shareholders agreement or subject to such other terms and conditions relating to transfer as the Committee may specify;

                  (h) to amend the terms of any Stock Option, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

                  (i) to substitute new Stock Options for previously granted Stock Options, including previously granted options having higher option prices; provided, however, that no substitution shall impair the rights of the awards holder without his or her consent.

         2.3 In making such determinations, the Committee may take into account the nature of the services rendered by the individuals, their present and potential contributions to the Company's success, and such other factors as the Committee shall deem relevant. All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         2.4 Notwithstanding anything contained herein to the contrary, at any time during the period the Company=s Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("1934 Act"), transactions under the Plan are intended, to the extent possible, to comply with all applicable conditions (if any) of Rule 16b-3, as amended from time to time (and its successor provision, if any) under the 1934 Act. To the extent that any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board and/or the Committee.

SECTION 3. STOCK SUBJECT TO PLAN.
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         3.1      The total number of' shares of Stock reserved and available for distribution under

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                  the Plan shall be 4,709,219, subject to further adjustment as provided below. Such shares may consist of authorized but unissued shares or treasury shares.

         3.2 (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Stock Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, where the Company is not the surviving entity, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, except as provided in (b) below, each then outstanding Stock Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in (b) below, the sale of substantially all the assets of the Company for other than stock and/or securities, all outstanding Stock Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

                  (b) Any Stock Option granted under the Plan may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

                  (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Stock Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

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SECTION 4. ELIGIBILITY.
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                  Officers and other key employees of the Company are eligible to participate and be granted Stock Options, under the Plan. A Director of the Company who is otherwise an employee is not deemed an employee for such purposes. Directors of the Company (whether or not also employees of the Company ) and consultants to the Company also are eligible to participate and be granted Non-Qualified Stock Options under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

SECTION 5. TERMS OF STOCK OPTIONS
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         5.1      The Stock Options awarded under the Plan may be one of two types: (i) Incentive Stock Options within the meaning of
                  Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options are defined herein to include Incentive Stock Options and Non-Qualified Stock Options.

         5.2 Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but such term shall not be longer than 10 years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

                  (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company in such form and manner as the Committee may require specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such form and manner as the Committee may provide in the award, which may include cash, delivery of shares of Stock already owned by the optionee,

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                           any other form and manner determined by the Committee
                           and permitted by law, or any combination of the foregoing.

                  (e) No Stockholder Rights. An optionee shall have neither rights to dividends, nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                  (f) Non-transferability. No Incentive Stock Options shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Incentive Stock Options shall be exercisable only by the optionee. The Committee shall have the right, in its sole discretion, to determine whether or not a Non-Qualified stock Option is transferable.

                  (g)      Termination of Employment or Service.

                                    (i) Except as provided herein, or otherwise
                           determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company or termination of a consulting relationship with the Company prior to the termination of the term thereof by the person to whom the Option was initially granted for any reason other than death, disability, cause, or voluntary termination thereof , without the consent of the Company, prior to the end of the term of any employment or consulting agreement by the person to whom the Option was initially granted, a holder of an Option under the Plan may only exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of subparagraph (iv) of this subparagraph (g). Any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event such optionee is terminated for cause or voluntary terminates, without the consent of the Company, prior to the end of the term of any employment or consulting agreement by such optionee. An optionee shall be deemed terminated for cause if such termination results from optionee's fraud, gross negligence, or willful misconduct. In the event of a merger or consolidation where the Company is not the surviving entity, unless otherwise determined by the Board of Directors in its sole discretion, an optionee's employment or consulting relationship with the Company shall only be deemed to be continuing during the period optionee is employed by or provides consulting service for the surviving entity.

                                    (ii) If the optionee to whom an Incentive
                           Stock Option was granted under the Plan dies (i) while employed by the Company or a subsidiary or

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                           parent corporation or (ii) within three (3) months
                           after the termination of such holder's employment, such Incentive Stock Options may, subject to the provisions of subparagraph (iv) of this subparagraph
                           (g), be exercised by a legatee or legatees of such optionee under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Incentive Stock Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier. If the optionee to whom a Non Qualified Stock Option was granted under the Plan dies while employed by the Company or a subsidiary or parent corporation, such Non Qualified Stock Options may, subject to the provisions of subparagraph (iv) of this subparagraph (g), be exercised by a transferee at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Non Qualified Stock Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

                                    (iii) If the optionee to whom an Incentive
                           Stock Option was granted under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (iv) of this subparagraph (g), be exercised at any time within six months after such optionee's termination of employment due to the disability.

                                    (iv) Except as otherwise determined by the
                           Board of Directors or the Committee in its sole discretion, a Stock Option may not be exercised pursuant to this subparagraph (g) except to the extent that the optionee to whom the Option was granted was entitled to exercise the Stock Option or would have been entitled to exercise the Option if he was then the holder, at the time of termination of employment/consulting relationship or death, and in any event may not be exercised after the original expiration date of the Stock Option.

         5.3 Notwithstanding the provisions of Section 5.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of' the fair market value of the Stock (as determined pursuant to Sections 422(c)(7) and 422(d)(3) of the Code and the regulations promulgated thereunder) on the date of the award of the Stock Option (110%, in the case of a 10% shareholder described in Section 422(b)(6) of the Code (a "10%

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                  Shareholder"), (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded (5 years, in the case of a 10% Shareholder), (iii) be awarded more than ten years after the effective date of the Plan or (iv) be awarded to any optionee who is not an employee of the Company or a parent or subsidiary corporation of the Company (as defined in Section 424 of the Code).

         5.4 Notwithstanding the provision of Section 5.2, no Non-Qualified Stock Option shall be awarded more than ten years after the effective date of the Plan or (ii) have an option price which is less than 85% of the fair market value of the Stock on the date of the award of the Stock Option.

SECTION 6. TAX WITHHOLDING.
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         6.1      Each employee shall, no later than the date as of which the value of a Stock Option first becomes includible in the employee's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Stock Option (or portion thereof). The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

         6.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligation with respect to any Stock Options hereunder satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award or (ii) delivering to the Company shares of Stock.

SECTION 7. AMENDMENTS AND TERMINATION.
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         The Board may discontinue the Plan at any time and may amend it from time to time; provided, however that the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, shall be required to increase (except as provided in Paragraph 3.2) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan or materially change the standards of eligibility under the Plan. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the optionee's written consent.

SECTION 8. GENERAL PROVISIONS.
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         8.1      Each Stock Option under the Plan shall be subject to the
                  requirement that, if at any time the Committee shall determine that (i) the listing, registration or

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                  qualification of the Stock subject thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or
                  (iii) an agreement by the recipient of a Stock Option with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Stock option or the issuance, purchase or delivery of Stock thereunder, such Stock Option shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         8.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of nor participation in the Plan nor the grant of any Stock Option hereunder shall confer upon any employee of the Company any right to continued employment or any director or consultant any right to continued service or interfere in any way with the right of the Company to terminate such employee's employment at any time, nor shall it interfere in any way with the employee's right to terminate his or her employment or the director's or consultant's right to terminate his or her service.

         8.3 Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform and may be made selectively among persons who receive or are eligible to receive Stock Options under the Plan, whether or not such persons are similarly situated.

         8.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee and all officers and employees of the Company acting on their behalf shall, to the extent permitted by law and under the Certificate of Incorporation and By Laws of the Company be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         8.5 The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of New York without regard to conflicts of law provisions.

SECTION 9. EFFECTIVE DATE OF PLAN.
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                  The Plan shall become effective upon approval by the Company's stockholders.